Other Information	3 Months Ended
Mar. 31, 2014
Text Block [Abstract]
Other Information

NOTE 15 — OTHER INFORMATION

Cash payments

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Three Months Ended March 31,
	2014	2013
Interest	$21.7	$21.5
Income taxes (net of refunds)	$—	$0.5

Non-U.S. cash

Holdings has its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including cash balances at non-U.S. subsidiaries, at March 31, 2014 and December 31, 2013, were uninsured. Holdings’ non-U.S. subsidiaries had cash balances of $11.9 million and $16.2 million at March 31, 2014 and December 31, 2013, respectively.

Income tax matters

During the three months ended March 31, 2014, Holdings recorded an income tax benefit of $3.2 million, or a 20.4% effective tax rate, on a pre-tax loss of $15.7 million. The effective tax rate differs from the U.S. federal statutory rate principally due to valuation allowances against certain deferred tax assets, provision of U.S. deferred income tax expense on undistributed earnings of Holdings’ Spanish subsidiary and withholding taxes on a dividend distribution from Holdings’ Spanish subsidiary, partially offset by non-U.S. tax rate differences and state income taxes.

During the three months ended March 31, 2013, Holdings recorded an income tax benefit of $2.2 million, or a 30.1% effective tax rate, on a pre-tax loss of $7.3 million. The effective tax rate differs from the U.S. federal statutory rate principally due to an increase for a benefit from permanent manufacturing deductions, reduced by provision of U.S. deferred income tax expense on undistributed earnings of Holdings’ Spanish subsidiary.

Concentrations of risk

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. For the three months ended March 31, 2014, sales to two customers, AutoZone, Inc. (“AutoZone”) and General Motors Company (“GM”), accounted for 28.2% and 14.0% of total net sales, respectively. For the three months ended March 31, 2013, sales to a single customer, AutoZone, accounted for 29.1% of total net sales. No other customer accounted for more than 10% of total net sales for the three months ended March 31, 2014 and 2013. At March 31, 2014 and December 31, 2013, the receivable balances from AutoZone were $127.9 million and $129.1 million, respectively. At March 31, 2014 and December 31, 2013, the receivable balances from GM were $24.7 million and $17.6 million, respectively.

Capital stock

At both March 31, 2014 and December 31, 2013, there were 1,002 ordinary shares of Holdings authorized, issued and outstanding.